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                                                                      EXHIBIT 23




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following registration statements on Form S-3 and Form S-4, and related prospectuses and in the following registration statements on Form S-8 of The Williams Companies, Inc. of our report dated February 18, 2004 (except for the matter described in the second paragraph in Note 2, as to which the date is September 14, 2004, and except for Note 19, as to which the date is November 2, 2004), with respect to the consolidated financial statements and schedule of The Williams Companies, Inc. included in this Current Report on Form 8-K:





         Form S-3:     Registration No. 333-20929; Registration No. 333-35097;
                       Registration No. 333-29185; Registration No. 333-70394;
                       Registration No. 333-20927; Registration No. 333-27311;
                       Registration No. 333-35101; Registration No. 333-106504;
                       Registration No. 333-85540;

         Form S-4:     Registration No. 333-57416; Registration No. 333-63202;
                       Registration No. 333-101788; Registration No. 333-72982;
                       Registration No. 333-85566; Registration No. 333-85568;
                       Registration No. 333-119077;

         Form S-8:     Registration No. 33-58971; Registration No. 3-58969;
                       Registration No. 33-56521; Registration No. 33-58671;
                       Registration No. 333-11151; Registration No. 333-40721;
                       Registration No. 333-48945; Registration No. 333-90265;
                       Registration No. 333-76929; Registration No. 333-66474;
                       Registration No. 333-85542; Registration No. 333-03957;
                       Registration No. 333-51994; Registration No. 333-85546;
                       Registration No. 333-61597



                                                           /s/ ERNST & YOUNG LLP




Tulsa, Oklahoma
November 2, 2004